EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Arkson Nutraceuticals, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Auduon, President of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1) The Quarterly Report on Form 10-QSB of the Company for the three month period ended September 30, 2007 (the "Quarterly Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 13, 2007
                                       /s/ Robert Auduon
                                       -----------------------------------------
                                       Robert Auduon
                                       President and Principal Executive Officer